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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2020

LivePerson, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue, 5th Floor New York, New York 10018
(Address of principal executive offices, with zip code)
(212) 609-4200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

LivePerson, Inc. (the “Company”) held its Annual Meeting of Stockholders virtually via live audio webcast on June 11, 2020 (the “Annual Meeting”). As of April 20, 2020, the record date for the Annual Meeting, there were a total of 68,081,615 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 54,734,522 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected the following Class II director nominees to serve on the Company’s Board of Directors until the 2023 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, with the following voting results:

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Peter Block	49,678,100	1,138,837	52,893	3,864,692

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Fred Mossler	48,693,565	2,122,711	53,554	3,864,692

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020 with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,313,246	326,573	94,703	—

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
48,854,951	1,927,173	87,706	3,864,692

At the Annual Meeting, the stockholders also approved the amendments to the LivePerson, Inc. 2019 Stock Incentive Plan with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
34,550,377	16,171,209	148,244	3,854,692

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: June 17, 2020

	By:	/s/ Monica L. Greenberg
Monica L. Greenberg Executive Vice President of Policy and General Counsel